UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska 68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

4/30

Date of reporting period:  4/30/10

Item 1.  Reports to Stockholders.

ANNUAL REPORT

APRIL 30, 2010

CLASS A SHARES  (EASAX)

CLASS C SHARES  (EASYX)

CLASS I SHARES  (EASIX)

1-877-EAS-0757

(1-877-327-0757)

www.EASfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA/SIPC

EAS GENESIS FUND

ANNUAL SHAREHOLDER LETTER

APRIL 30, 2010

SUMMARY OF FUND ACTIVITY

AND PERFORMANCE ATTRIBUTION

For the 12 months ended 4/30/10, EASIX, the institutional share class of the EAS Genesis Fund (the “Fund”),generated a net return of 12.1%.  Over the same period, the Fund’s A shares (EASAX) generated a net return of 11.9% and the Fund’s C shares (EASYX) generated a net return of 11.1%.  The broad stock market indicator, the S&P 500 Total Return index, gained 38.8% over the same period.  Obviously, the Fund does not aim to simply track the broad stock market.  Thankfully, it did not do so when the market fell over 40% during the Fund’s first seven months of life (August 2008 – March 2009); it also did not do so during the enormous market run that began on March 9, 2010, which should not be surprising given our hedged approach and specific objectives for the Fund.

As we have told many people this year, the stock market made its recovery like a driver accelerating at 80mph.  We were accelerating as well, but at a much more modest pace.  The key is that this is not a sprint; rather, it is a marathon, with the finish line defined by the personal, real-life accumulation and preservation objectives of each shareholder.  While we cannot, in the format of a mutual fund, address the particular requirements of each individual investor, we can certainly manage to what our Prospectus outlines as the Fund’s goal – that is, to emphasize consistency of returns over the pursuit of the highest returns, and to do so with much less volatility and lower market correlation. We aim to preserve capital first and foremost, and then grow it as consistently as we can.  Given our hedged approach, this may often result in sacrificing some of the market’s upside in order to preserve as best we can on the downside.  Thus far, we have seen extreme markets at both ends of the spectrum during the Fund’s short life, and the net result has been a market-like return with a fraction of the volatility.  While we certainly strive to increase our participation in stock market up cycles, there is a limit to how fast we are willing to “drive” when we feel we are in the midst of an unsustainable market upswing.  In other words, there is only so much risk we are willing to absorb in view of the Fund’s goals and objectives.

During the 12-month period ended 4/30/10, we chose not to ratchet up our exposure to the market and therefore exposure to the risk of another sharp pullback. Memories are short in the stock market, and it was only a year ago when consumers were selling their portfolios, staying indoors and battening down the hatches.  In this environment we chose not to try to be heroes, and move more deliberately.  The net result was gains at a rate above what we might consider “normal” for the Fund in a more “normal” market environment, but not competitive with the broad stock market.  The hedging techniques used across our Fund and its sub-strategies serve to limit us from exceedingly high gains and losses during large market moves.  In essence, that is what we believe attracts investors to our Fund – the pursuit of more consistent outcomes with less volatility, but knowing that a team of experienced and opportunistic portfolio managers is at work on your behalf.

A review of our return attribution during this 12-month period speaks to this constant reward-risk tradeoff to which we manage our Fund:

Some of the biggest contributors (in dollar terms) to the Fund’s returns during the period included:

1. Ariel Appreciation Fund – a small-cap fund with a contrarian approach, which was rewarded handsomely during the period.

2. Fairholme Fund – another contrarian fund whose manager was recently named Morningstar’s manager of the decade.

3. Matthews India Fund – a fund that we purchased starting in January 2009, following a decline of more than half of the fund’s value in the misery of 2008.  We participated in the tremendous surge in value that occurred shortly after our purchase.

4. Matthews China – a fund that emphasizes China’s domestic economy, and like our purchase of Matthews India, allowed us to catch a large up-move after avoiding the huge decline that preceded it.

5. T. Rowe Price Africa & Middle East Fund – a fund that allows us to participate in the long-term growth of economies and stock markets that are even earlier in their development than those in China, India and other so-called “Emerging Markets.”

6. FPA Crescent – a fund whose manager was a finalist for Morningstar’s Manager of the Decade, and whose flexible style has generated a most admirable long-term record.

7. Leuthold Asset Allocation – a global macro, “go-anywhere” fund whose quantitatively-driven discipline and ability to move as quickly as needed to change its portfolio embodies the best of what we look for in an attractive long-term contributor to the EAS Genesis Fund.

Recall that the Fund is a multi-strategy/multi-manager portfolio that is primarily invested across our three distinct portfolio strategies (Hybrid; Concentrated Equity; Global Cycle).  We  allocate among them as we deem fit for a particular market environment. Of the funds listed above, Ariel and Fairholme are part of our Concentrated Equity sub-strategy; Matthews India, Matthews China and the T. Rowe Price fund are included in our Global Cycle strategy; and FPA Crescent and Leuthold are part of our Hybrid sub-strategy.  In strong markets, we can generate contributions from across the board.

We may also allocate a portion of the Fund’s assets to situations which we believe can generate meaningful profits over a shorter time period in a way that complements the core funds in the portfolio.  Sometimes, these “tactical” positions take the form of put options that we purchase on broad market stock indexes or more narrowly-defined market segments.  These allow us to commit a relatively small amount of the Fund’s capital in order to take a position that can potentially offset a portion of the Fund’s declines due to market weakness.  Even when the options themselves do not result in a profit for the Fund, they do serve to reduce the market’s impact on the Fund’s performance, consistent with our stated objective of delivering a competitive long-term return with lower volatility than the broad stock market.

As you might expect in a strong stock market, the tactical portion of the Fund suffered losses nearly every time we attempted to cushion the overall portfolio’s volatility by hedging with options or other securities.  The same can be said of most of our efforts during the period to reduce potential volatility within the three sub-strategies themselves.

Another related issue which dragged on the Fund’s performance was the performance of four funds from our Hybrid sub-strategy whose largely bearish stance on stocks during the period did not work to their benefit. Hussman Strategic Growth, Caldwell & Orkin Market Opportunity, Federated Market Opportunity and Nakoma Absolute Return Fund all fit that description, and all suffered single digit percentage losses for us.  While we thought that Hussman and Caldwell would add value to the EAS Genesis Fund, the fact is that in a period where the stock market gained over 38%, their negative returns, combined with their relatively large weightings in the Fund, was a “double-hit” to the Fund’s attempts to post a higher return during the period.  We have already addressed this within the Fund.

It is our firm belief that long-term growth of capital should be pursued methodically, with emphasis on the reward-risk tradeoffs offered by the broad markets and by the securities we use to represent our most favored investment themes.  We should also avoid declaring winners and losers before the game is over.  It would seem unreasonable to get up in the middle of the third quarter of a football game, with the score fairly close, and declare that your team has lost.

Likewise, with a target time horizon for the EAS Genesis Fund of any rolling three year period, and the Fund now being 20 ½ months old, we are still early in the second half of our “first game.”  In that time, we have seen moves in the S&P 500 of over 50% down and 80% up, all relating to the realization by market participants that the global economy has entered a prolonged period of “deleveraging.”  That is, consumers and governments are going to have to get used to the idea that simply borrowing more and more money to fund one’s financial and lifestyle objectives and policies has a limit.  Those limits are quickly being realized.  It is not a situation from which there is no escape, but there are no quick-fixes either.  Rather, we look forward to a period of gradual financial healing.  That leads us to believe as stewards of your hard-earned capital that the most likely scenario for investors is a series of “booms” and “busts” in the stock market, and eventually higher interest rates around the world as inflationary tactics are used to help pay the massive bills that remain unpaid.  Rather than looking at this as a gloomy situation, we are as excited as we have ever been as an investment team.  This is a time that we believe favors our flexible and adaptive investment style, and we look forward to navigating through whatever comes our way as the proud steward of the assets you have placed under our supervision.

LOOKING AHEAD

We closed April 2010 with the belief that your Fund is well-positioned to adapt to what we expect will be accentuated swings in market emotions.  We are generally bullish on global equity markets over the next 2 - 3 years as the inevitability of the business cycle (yes, it still exists) swings toward hope, optimism and then action by consumers, lenders and investors.  In the meantime, however, we believe there is clearly risk of another frightening fall in stock prices. Whether it is the PIIGS of Europe (the five EU countries whose economies are rapidly in decline due to years of poor fiscal management by consumers and sovereign governments); the pending surge in mortgage rate resets; anemic responses to economic stimulus; a housing bubble in China; stubbornly high unemployment or something else, we continue to believe that your Fund’s tilt should continue to be toward risk management over return enhancement. As of April 30, 2010, our positioning reflected not only the unwillingness to pile on to a huge one year stock market gain, but the flexibility to adjust quickly to any sharp changes in market behavior.  This is all a by-product of a repeatable, continuous investment due diligence and strategic process that we believe will reward you and us over time.  Thank you for being with us, and we look forward to the road ahead!

Best regards,

Robert A. Isbitts

Chief Investment Officer

Emerald Asset Advisors, LLC

0813-NLD-6/8/2010

EAS Genesis Fund
PORTFOLIO REVIEW
April 30, 2010 (Unaudited)

The Fund's performance figures* for the year ended April 30, 2010, as compared to its benchmark:
	One Year	Since Inception**

EAS Genesis Fund - Class A	11.91%	(0.98%)
EAS Genesis Fund - Class A with load	5.74%	(4.19%)
EAS Genesis Fund - Class C	11.12%	(1.52%)
EAS Genesis Fund - Class I	12.13%	(0.79%)
S&P 500 Total Return Index	38.84%	(2.60%)

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than one year are annualized. For performance information current to the most recent month-end, please call 1-877-327-0757.

** Inception date is August 14, 2008

Top Ten Holdings by Industry	% of Net Assets
Value Funds	16.6%
Specialty/Sector Funds	11.4%
Asset Allocation Funds	9.6%
Emerging Markets Funds	8.5%
Long/Short Equity Funds	8.5%
Commodity Funds	8.3%
Market Neutral Funds	8.1%
Inverse Equity Funds	5.3%
International Fund	3.2%
Inverse Debt Funds	3.2%
Other, Cash & Cash Equivalents	17.3%
100.0%

	EAS Genesis Fund
	PORTFOLIO OF INVESTMENTS
	April 30, 2010
Shares		Value
	OPEN ENDED MUTUAL FUNDS - 82.2%
	ASSET ALLOCATION FUNDS - 13.1%
124,320	FPA Crescent Fund	$ 3,219,886
162,817	Greenspring Fund Incorporated	3,881,552
458,476	Leuthold Asset Allocation Fund	4,662,700
66,429	Permanent Portfolio	2,717,616
		14,481,754
	CURRENCY FUND - 1.8%
164,097	Merk Hard Currency Fund *	1,936,339

	EMERGING MARKET FUNDS - 8.5%
128,283	Matthews China Fund	3,314,829
176,667	Matthews India Fund	3,268,339
369,220	T Rowe Price Africa & Middle East Fund	2,831,918
		9,415,086
	GROWTH & INCOME FUND - 2.0%
79,504	Calamos Growth and Income Fund	2,273,825

	HIGH YIELD BOND - 2.8%
436,562	Payden High Income Fund	3,103,959

	LONG/SHORT EQUITY FUNDS - 11.3%
114,696	Caldwell & Orkin Market Opportunity Fund	2,238,870
243,493	Diamond Hill Long-Short Fund	3,898,325
121,251	Gateway Fund	3,108,876
259,531	Hussman Strategic Growth Fund	3,296,043
		12,542,114
	INTERNATIONAL FUND - 3.2%
248,523	Longleaf Partners International Fund *	3,558,846

	INTERNATIONAL REAL ESTATE FUND - 2.9%
209,475	EII International Property Fund	3,255,237

	INVERSE DEBT FUND - 1.9%
148,457	Rydex Series - Inverse Government Long Bond Strategy Fund *	2,094,735

	INVERSE EQUITY FUNDS - 3.5%
598,911	Federated Prudent Bear Fund *	3,024,501
24,038	Rydex Series - Inverse S&P 500 Strategy Fund	811,538
		3,836,039
	MARKET NEUTRAL FUNDS - 5.2%
267,536	Calamos Market Neutral Income Fund	3,111,438
276,449	Gabelli ABC Fund *	2,692,615
		5,804,053
	MIDCAP FUND - 3.2%
76,202	FBR Focus Fund *	3,535,757

	EAS Genesis Fund
	PORTFOLIO OF INVESTMENTS (Continued)
	April 30, 2010
Shares		Value
	SPECIALTY/SECTOR FUNDS - 9.7%
153,054	Forward Global Infrastructure Fund	$ 2,901,912
175,812	Prudential - Jennison Health Sciences Fund *	4,031,373
268,522	Winslow Green Growth Fund *	3,770,044
		10,703,329
	VALUE FUNDS - 13.1%
101,912	Ariel Appreciation Fund	4,054,073
104,949	Fairholme Fund	3,694,195
215,202	FMI Large Cap Fund	3,262,468
139,308	The Osterweis Fund	3,539,806
		14,550,542

	TOTAL OPEN ENDED MUTUAL FUNDS ( Cost - $81,821,571)	91,091,615

	EXCHANGE TRADED FUNDS - 11.4%
	COMMODITY FUNDS - 8.3%
38,400	iShares COMEX Gold Trust *	4,432,128
25,000	SPDR Gold Trust *	2,884,500
280,000	United States Natural Gas Fund LP *	1,920,800
		9,237,428
	INVERSE DEBT FUND - 1.3%
30,000	ProShares Short 20+ Year Treasury *	1,443,900

	INVERSE EQUITY FUND - 1.8%
40,700	ProShares Short S&P500 *	1,978,427

	TOTAL EXCHANGE TRADED FUNDS ( Cost - $13,199,548)	12,659,755

Contracts **
	OPTIONS - 1.1%
	CALL OPTIONS - 0.1%
400	CBOE SPX Volatility Index @ 30 June 2010	56,000

	PUT OPTIONS - 1.0%
100	Goldman Sachs Group Inc. @ 150 July 2010	151,500
70	S&P Quarterly Index @ 1000 June 2010	35,000
20	S&P 500 Index @ 1050 June 2010	11,000
40	S&P 500 Index @ 1050 December 2010	157,200
15	S&P 500 Index @ 1100 June 2010	15,150
250	SPDR Gold Trust @ 100 January 2011	53,750
2,800	US Natural Gas Fund LP @ 9 January 2011	744,800
		1,168,400

	TOTAL OPTIONS ( Cost - $1,419,775)	1,224,400

	EAS Genesis Fund
	PORTFOLIO OF INVESTMENTS (Continued)
	April 30, 2010
Shares		Value
	SHORT-TERM INVESTMENTS - 5.4%
	MONEY MARKET FUND - 4.5%
5,010,320	Goldman Sachs Financial Square Funds - Government Fund	$ 5,010,320

Principal
	SOVEREIGN - 0.9%
500,000	United States Treasury Bill 5/6/2010	499,994
500,000	United States Treasury Bill 6/10/2010	499,921
		999,915

	TOTAL SHORT-TERM INVESTMENTS ( Cost - $6,010,235)	6,010,235

	TOTAL INVESTMENTS - 100.1% ( Cost - $102,451,129) (a)	$ 110,986,005
	OTHER LIABILITIES LESS ASSETS - (0.1) %	(74,770)
	NET ASSETS - 100.0%	$ 110,911,235

* Non-Income producing security.

Contracts **		Value
	SCHEDULE OF OPTIONS WRITTEN
	CALL OPTIONS
250	SPDR Gold Trust @ 140 January 2011	$ 59,250
2,800	US Natural Gas Fund LP @ 15 January 2011	33,600
	TOTAL OPTIONS WRITTEN (Proceeds $318,196) (a)	$ 92,850

** Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $101,995,656 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 10,881,942
	Unrealized depreciation:	(1,984,443)
	Net unrealized appreciation:	$ 8,897,499

EAS Genesis Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010

ASSETS
Investment securities:
At cost	$ 102,451,129
At value	$ 110,986,005
Cash	127,125
Receivable for Fund shares sold	5,225
Dividends and interest receivable	78
Prepaid expenses and other assets	41,058
TOTAL ASSETS	111,159,491

LIABILITIES
Call options written, at value (proceeds $318,196)	92,850
Investment advisory fees payable	91,949
Fees payable to other affiliates	18,201
Fund shares repurchased	12,336
Distribution (12b-1) fees payable	8,719
Accrued expenses and other liabilities	24,201
TOTAL LIABILITIES	248,256
NET ASSETS	$ 110,911,235

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 102,043,385
Undistributed net investment income	5,438
Accumulated net realized gain from security transactions and options written	102,190
Net unrealized appreciation of investments and options written	8,760,222
NET ASSETS	$ 110,911,235

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 36,118,271
Shares of beneficial interest outstanding	3,697,825
Net asset value, redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$ 9.77
Offering price per share (a)	$ 10.34

Class C Shares:
Net Assets	$ 1,717,075
Shares of beneficial interest outstanding	177,238
Net asset value, redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$ 9.69

Class I Shares:
Net Assets	$ 73,075,889
Shares of beneficial interest outstanding	7,456,765
Net asset value, redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$ 9.80

(a) Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.

EAS Genesis Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2010

INVESTMENT INCOME
Dividends	$ 920,887
Interest	4,440
TOTAL INVESTMENT INCOME	925,327

EXPENSES
Investment advisory fees	946,444
Distribution (12b-1) fees:
Class A	72,614
Class C	9,971
Administrative services fees	97,713
Transfer agent fees	83,426
Accounting services fees	48,270
Registration fees	43,645
Professional fees	25,518
Custodian fees	21,526
Printing and postage expenses	14,523
Compliance officer fees	11,380
Interest Expense	5,616
Trustees' fees and expenses	5,288
Insurance expense	1,634
Other expenses	9,332
TOTAL EXPENSES	1,396,900
Plus: Expense reimbursement recapture	78,112

NET EXPENSES	1,475,012

NET INVESTMENT LOSS	(549,685)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
Security transactions	1,803,802
Short sales	(55,974)
Options written	(439)
Net realized gain from investments and options written:	1,747,389

Distribution of realized gains from underlying investment companies	24,868

Net change in unrealized appreciation from:
Security transactions	7,841,233
Options written	225,346
8,066,579
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	9,838,836

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 9,289,151

EAS Genesis Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	April 30, 2010	April 30, 2009 (a)
FROM OPERATIONS
Net investment income/(loss)	$ (549,685)	$ 91,468
Net realized gain/(loss) from investments and options written	1,747,389	(1,816,471)
Distribution of realized gains from underlying investment companies	24,868	144,108
Net change in unrealized appreciation on investments	8,066,579	693,643
Net increase/(decrease) in net assets resulting from operations	9,289,151	(887,252)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	-	(14,450)
Class C	-	(218)
Class I	-	(95,604)
From distributions in excess of net investment income:
Class A	-	(14,128)
Class C	-	(213)
Class I	-	(93,473)
Net decrease in net assets from distributions to shareholders	-	(218,086)

FROM SHARES OF BENEFICIAL INTERES
Proceeds from shares sold:
Class A	28,855,154	14,472,096
Class C	1,301,687	378,664
Class I	38,662,511	50,735,323
Net asset value of shares issued in
reinvestment of distributions to shareholders:
Class A	-	19,247
Class C	-	333
Class I	-	188,905
Redemption fee proceeds:
Class A	606	894
Class C	-	1
Class I	287	2,398
Payments for shares redeemed:
Class A	(9,336,438)	(822,002)
Class C	(41,281)	-
Class I	(15,619,342)	(6,071,621)
Net increase in net assets from shares of beneficial interest	43,823,184	58,904,238

TOTAL INCREASE IN NET ASSETS	53,112,335	57,798,900

NET ASSETS
Beginning of Year	57,798,900	-
End of Year *	$ 110,911,235	$ 57,798,900
* Includes accumulated undistributed net investment income of:	$ 5,438	$ 181

EAS Genesis Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Period Ended
	April 30, 2010	April 30, 2009 (a)
SHARE ACTIVITY
Class A:
Shares Sold	3,080,178	1,687,081
Shares Reinvested	-	2,238
Shares Redeemed	(974,229)	(97,443)
Net increase in shares of beneficial interest outstanding	2,105,949	1,591,876

Class C:
Shares Sold	137,361	44,180
Shares Reinvested	-	38
Shares Redeemed	(4,341)	-
Net increase in shares of beneficial interest outstanding	133,020	44,218

Class I:
Shares Sold	4,100,894	5,660,031
Shares Reinvested	-	21,966
Shares Redeemed	(1,621,194)	(704,932)
Net increase in shares of beneficial interest outstanding	2,479,700	4,977,065

(a) The EAS Genesis Fund commenced operations August 14, 2008.

EAS Genesis Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A				Class C				Class I
	For the		For the		For the		For the		For the		For the
	Year Ended		Period Ended		Year Ended		Period Ended		Year Ended		Period Ended
	April 30,		April 30,		April 30,		April 30,		April 30,		April 30,
	2010		2009 (1)		2010		2009 (1)		2010		2009 (1)

Net asset value, beginning of year	$ 8.73		$ 10.00		$ 8.72		$ 10.00		$ 8.74		$ 10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.07)		(0.06)		(0.14)		(0.09)		(0.05)		0.04
Net realized and unrealized gain (loss)
on investments	1.11		(1.15)		1.11		(1.14)		1.11		(1.24)
Total from investment operations	1.04		(1.21)		0.97		(1.23)		1.06		(1.20)

Paid-in-capital from redemption fees (3)	-		-		-		-		-		-

Less distributions from:
Net investment income	-		(0.03)		-		(0.02)		-		(0.03)
Excess of net investment income	-		(0.03)		-		(0.03)		-		(0.03)
Total distributions	-		(0.06)		-		(0.05)		-		(0.06)

Net asset value, end of year	$ 9.77		$ 8.73		$ 9.69		$ 8.72		$ 9.80		$ 8.74

Total return (4)	11.91%		(12.13%)	(5)	11.12%		(12.33%)	(5)	12.13%		(12.01%)	(5)

Net assets, end of year (000s)	$ 36,118		$ 13,903		$ 1,717		$ 386		$ 73,076		$ 43,510

Ratio of gross expenses to average
net assets (6)	1.63%		2.34%	(7)	2.38%		3.09%	(7)	1.38%		2.09%	(7)

Ratio of net expenses to average
net assets (6)	1.72%	(8)	1.95%	(7)	2.44%	(8)	2.70%	(7)	1.47%	(8)	1.70%	(7)

Ratio of net investment (loss) to
average net assets (6,9)	-0.74%		-0.90%	(7)	-1.46%		-1.47%	(7)	-0.50%		0.70%	(7)

Portfolio Turnover Rate	144%		387%	(5)	144%		387%	(5)	144%		387%	(5)

(1)	The EAS Genesis Fund commenced operations on August 14, 2008.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(5) Not Annualized.
(6)	The ratios of expenses and net investment (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investments companies in which the Fund invests.
(7) Annualized.
(8)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(9)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

EAS Genesis Fund

NOTES TO FINANCIAL STATEMENTS

April 30, 2010

1.

ORGANIZATION

The EAS Genesis Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund’s investment objective is preservation and growth of capital.  The Fund commenced operations on August 14, 2008.  The Fund pursues its investment objective by investing in a broadly diversified portfolio consisting of open-end and/or closed-end investment companies, including mutual funds and exchange-traded funds (“ETFs”).

The Fund currently offers three classes of shares; Class A, Class C and Class I shares.  Class C and I shares are offered at net asset value.  Class A shares are offered at net asset value plus a maximum sales charge of 5.50%.  There are no sales charges on reinvested distributions. If you invest in more than one class of the Fund, you should notify the Fund of your combined Class A purchase amount in order to determine whether you qualify for a reduced sales charge.  You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of "Right of Accumulation" and "Letter of Intent" in the Fund’s prospectus.

You may be able to buy Class A Shares without a sales charge (i.e. “load-waived”) when you are:

•

reinvesting dividends or distributions;

•

participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•

exchanging an investment in Class A Shares of another fund for an investment in the Fund;

•

a current or former director or trustee of the Trust;

•

an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in section 152 of the Internal Revenue Code) of the Fund’s Advisor or its affiliates or of a broker-dealer authorized to sell shares of such funds; or

•

purchasing shares through the Fund’s Advisor; or

•

purchasing shares through a financial services firm (such as a broker-dealer, investment Advisor or financial institution) that has a special arrangement with the Fund.

Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service fees and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Fund’s income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

EAS Genesis Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2010

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day as of which such value is being determined, and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported bid price on the valuation date.  Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last reported bid price on the valuation date.  If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Fund’s Board of Trustees (the “Board”) on a quarterly basis, in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  Open-end Funds are valued at their respective net asset values as reported by such investment companies. Open-end Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Open-end Funds.

The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

EAS Genesis Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2010

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of April 30, 2010 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Open Ended Mutual Funds	$ 91,091,615	$ -	$ -	$ 91,091,615
Exchange Traded Funds	12,659,755	-	-	12,659,755
Options	1,224,400	-	-	1,224,400
Money Market Funds	5,010,320	-	-	5,010,320
US Treasury Obligations	-	999,915	-	999,915
Total	$ 109,986,090	$ 999,915	$ -	$ 110,986,005
Liabilities *	Level 1	Level 2	Level 3	Total
Open Written Options	$ 92,850	$ -	$ -	$ 92,850
Total	$ 92,850	$ -	$ -	$ 92,850

The Fund did not hold any Level 3 securities during the period.

* Refer to the Portfolio of Investments for industry classification.

EAS Genesis Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2010

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  The accounting records are maintained in U.S. dollars.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Options transactions - The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund.  The ability of the Fund to successfully utilize options will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.   When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability.  The liability is thereafter valued to reflect the current value of the option.  If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished.  Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes.  If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a put option that the Fund has written on an equity security is exercised, the

EAS Genesis Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2010

amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.  When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.

The number of option contracts written and the premiums received by the Fund during the year ended April 30, 2010, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	-	$ -
Options written	3,150	325,158
Options exercised
Options expired	-	-
Options closed	(100)	(6,962)
Options outstanding, end of period	3,050	$ 318,196

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.  Conversely, if the price declines, the Fund will realize a gain.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.  See Note 6 for reclassifications made in the current year.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

EAS Genesis Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2010

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax year ended of April 30, 2009, or expected to be taken for the tax year ended April 30, 2010 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended April 30, 2010, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $160,407,952 and $114,937,168, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.  Emerald Asset Advisors, LLC serves as the Fund’s Investment Advisor (the “Advisor”).  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

EAS Genesis Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2010

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until August 30, 2010, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses, such as litigation) do not exceed 1.95%, 2.70% and 1.70% per annum of the Fund’s average daily net assets for Class A shares, Class C shares and Class I shares, respectively.  During the year ended April 30, 2010 the Advisor did not waive any fees.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to Class A, Class C and Class I shares are subsequently less than 1.95%, 2.70% and 1.70% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.95%, 2.70% and 1.70% of average daily net assets for Class A, Class C and Class I shares, respectively. If Fund Operating Expenses attributable to Class A, Class C and Class I shares subsequently exceed 1.95%, 2.70% and 1.70% per annum of the Fund's average daily net assets, respectively, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of April 30, 2010 the Advisor has recaptured all prior period waivers in the amount of $78,112.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A shares (of which up to 0.25% is a shareholder service fee) and 1.00% of its average daily net assets for Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder service fee) is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  During the year ended April 30, 2010, pursuant to the Plan, Class A shares paid $72,614 and Class C shares paid $9,971.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of GFS.

EAS Genesis Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2010

The Fund pays each Trustee who is not affiliated with the Trust or Advisor a pro rata share of the total fee of $10,000 per quarter as well as reimbursement for any reasonable expenses incurred when attending meetings.   The Fund pays the chairperson of the Audit committee an additional $2,000 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting, transfer agency and custody administration services to the Fund as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.   Prior to August 1, 2009, the Fund was billed at a reduced rate.  As of August 1, 2009, fees are billed monthly as follows:

The greater of:

A minimum annual fee of $40,000 or

10 basis points or 0.10% per annum on the first $100 million in net assets

8 basis points or 0.08% per annum on the next $150 million in net assets

6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $36,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  Prior to August 1, 2009, the Fund was billed at a reduced rate.  As of August 1, 2009, fees are billed monthly as follows:

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

Both the base annual fee and basis point fee were subject to discounts in the initial year.

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.  Prior to August 1, 2009, the Fund was billed at a reduced rate.  As of August 1, 2009, fees are billed monthly as follows:

-

The greater of the annual minimum or per account charges.  The annual minimum is $15,000 per class and the per account charge is $14.00 per account.

Custody Administration. Pursuant to the terms of the Fund’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Fund pays an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement. GFS’s fees collected for the year ended April 30, 2010 were $6,667. The Custody fees listed in the Statement of Operations include the fees paid to GFS pursuant to the Custody Administration Agreement.

EAS Genesis Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2010

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended April 30, 2010, the Fund incurred expenses of $11,380 for compliance services pursuant to the Trust’s Agreement with NLCS.  Such fees would be included in the line item marked “Compliance officer fees” on the Statement of Operations in the shareholder report.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.   For the year ended April 30, 2010, GemCom collected amounts totaling $4,700 for EDGAR and printing services performed.

5.  REDEMPTION FEE

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the year ended April 30, 2010, the Fund assessed $606 in redemption fees for Class A, no fees for Class C and $287 for Class I.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following period was as follows:

As of April 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales, grantor trust adjustments and mark-to-market on open 1256 contracts.  The difference between book basis and tax basis undistributed ordinary income is primarily attributable to grantor trust adjustments.

EAS Genesis Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2010

At April 30, 2010, the Fund had a capital loss carry forward for federal income tax purposes available to offset future capital gains through April 30, 2017 of $29,649.

Permanent book and tax differences, primarily attributable to net operating losses and grantor trusts and partnership adjustments, resulted in reclassification for the period ended April 30, 2010 as follows: a decrease in paid-in capital of $561,024; a decrease in accumulated net investment loss of $554,942; and an increase in accumulated net realized gain from security transactions and options written of $6,082.

7.    SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the financial statements.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

EAS Genesis Fund

We have audited the accompanying statement of assets and liabilities of EAS Genesis Fund, a series of Northern Lights Fund Trust (the “Trust”), including the portfolio of investments, as of April 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period August 14, 2008 (commencement of operations) through April 30, 2009. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EAS Genesis Fund as of April 30, 2010, the results of its operations for the year then ended, the change in its net assets and the financial highlights for the year then ended and for the period August 14, 2008 (commencement of operations) through April 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 29, 2010

EAS GENESIS FUND

SUPPLEMENTAL INFORMATION

April 30, 2010 (Unaudited)

Renewal of Advisory Agreement – EAS Genesis Fund

In connection with a regular meeting held on February 25, 2010 (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”) between Emerald Asset Advisors, LLC (“Emerald” or the “Adviser”) and the Trust, on behalf of the EAS Genesis Fund (the “Fund”).  In considering the Agreement, the Board received materials specifically relating to the Agreement from the Adviser.  These materials included: (a) information on the investment performance of the Adviser, a peer group of funds and appropriate indices with respect to the Fund; (b) arrangements in respect of the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Adviser including information on (a) the overall organization of the Adviser, (b) investment management staffing, and (c) the financial condition of the Adviser.

In its consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of EAS’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed EAS’s financial statements and concluded that the Adviser is sufficiently well capitalized to meet its obligations to the Trust.  The Trustees concluded that the Adviser had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of EAS’s past performance as investment adviser to the Fund, as well as other factors relating to its track record.  The Board concluded that the Adviser’s past performance was acceptable.

 Fees and Expenses.  The Board noted that EAS charges a 1.00% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees then discussed the management strategy of the Fund and the overall duties of the Adviser.  The Board, including the Independent Trustees, considered the expense ratio for the Fund, and expense ratios of a peer group of funds.  The Trustees concluded that the Fund’s advisory fees and expense ratio were acceptable in light of the quality of the services the Fund currently receives from the Adviser, and the level of fees paid by funds in the peer group.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered the profits realized by the Adviser from other activities related to the Fund. The Trustees concluded that because of the Fund’s expense limitation agreement and asset levels, the Board was satisfied that the Adviser’s level of profitability from its relationship to Fund would not be excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously renewed the Agreement.

EAS Genesis Fund

EXPENSE EXAMPLES

April 30, 2010 (Unaudited)

As a shareholder of the EAS Genesis Fund, you incur two types of costs: (1) transaction costs including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the EAS Genesis Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from November 1, 2009 through April 30, 2010.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the EAS Genesis Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Expenses Paid During Period 11/1/09 – 4/30/10*	Expense Ratio During the Period 11/1/09 – 4/30/10
Class A	$1,000.00	$1,031.70	$ 8.26	1.64%
Class C	1,000.00	1,028.70	12.02	2.39%
Class I	1,000.00	1,032.70	7.01	1.39%

Hypothetical (5% return before expenses)	Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Expenses Paid During Period 11/1/09 – 4/30/10*	Expense Ratio During the Period 11/1/09 – 4/30/10
Class A	$1,000.00	$1,016.66	$ 8.20	1.64%
Class C	1,000.00	1,012.94	11.93	2.39%
Class I	1,000.00	1,017.90	6.95	1.39%

*Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

EAS GENESIS FUND

SUPPLEMENTAL INFORMATION

April 30, 2010 (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee
L. Merill Bryan ** (65) Trustee since 2005 Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company) (1966-2005) Other Directorships: AdvisorOne Funds (10 portfolios)	47
Anthony J. Hertl (60) Trustee since 2005 Consultant to small and emerging businesses (since 2000). Other Directorships: AdvisorOne Funds (10 portfolios); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007-May 2010) and Greenwich Advisors Trust	47
Gary W. Lanzen (56) Trustee since 2005 Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company) (since 2000). Other Directorships: AdvisorOne Funds (10 portfolios)	47
Mark H. Taylor (46) Trustee since 2007 Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); Member, John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008). Other Directorships: Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)	47
Interested Trustees and Officers
Michael Miola*** (57) Trustee since 2005 Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC. Other Directorships: AdvisorOne Funds (10 portfolios); Constellation Trust Co.	47

EAS GENESIS FUND

SUPPLEMENTAL INFORMATION (Continued)

April 30, 2010 (Unaudited)

Interested Trustees and Officers (Continued)
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee

Andrew Rogers (41)

450 Wireless Blvd.; Hauppauge, NY  11788

President since 2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

Other Directorships: N/A

N/A

Emile R. Molineaux (48)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2005

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC;  (since 2003); In-house Counsel, The Dreyfus Funds (1999 – 2003).

Other Directorships: N/A

N/A

Kevin E. Wolf (40)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since 2006

Executive Vice President and Director of Fund Administration, Gemini Fund Services, LLC (since 2008); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2008); Vice-President, GemCom, LLC (since 2004).

Other Directorships: N/A

N/A

Lynn Bowley (51)

Chief Compliance Officer since 2007

Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).

Other Directorships: N/A

N/A

* The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

** From December 2006 through April 2007, L. Merill Bryan, an Independent Trustee of the Trust, invested $143,080 in a limited liability company (the "LLC").  This investment is required to be disclosed because one of the other members of the LLC is under common control with the Fund’s distributor.  As of May 2007, Mr. Bryan is no longer a member of the LLC.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-327-0757.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-EAS-0757 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-EAS-0757.

INVESTMENT ADVISOR

Emerald Asset Advisors, LLC

2843 Executive Park Drive

Weston, FL 33331

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2010 - $14,300

2009 - $12,500

(b)

Audit-Related Fees

2010 – None

2009 – None

(c)

Tax Fees

2010- $2,700

2009- $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2010 – None

2009 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2010

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2010- $2,700

2009- $2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

7/6/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

7/6/10

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

7/6/10